EXHIBIT 10.1

EXECUTION COPY

AMENDMENT NO. 2

Dated as of December 30, 2003

to

AMENDED AND RESTATED RECEIVABLES PURCHASE AND SERVICING

AGREEMENT

and

AMENDED AND RESTATED RECEIVABLES TRANSFER AGREEMENT

Dated as of August 30, 2002

THIS AMENDMENT NO. 2 (this “Amendment”) is entered into as of December 30, 2003 by and among SYNNEX CORPORATION (f/k/a SYNNEX Information Technologies, Inc.), a Delaware corporation (“Synnex” or the “Originator”), SIT FUNDING CORPORATION, a Delaware corporation (“SFC”) and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (“GE Capital”), in its capacities as a committed purchaser and as administrative agent (in such capacity, the “Administrative Agent”) under the Receivables Purchase and Servicing Agreement referred to below. Capitalized terms used in this Amendment which are not otherwise defined herein shall have the meanings given such terms in Annex X to the Receivables Purchase and Servicing Agreement.

RECITALS:

WHEREAS, the Originator and SFC are parties to that certain Amended and Restated Receivables Transfer Agreement, dated as of August 30, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Transfer Agreement”);

WHEREAS, SFC, as seller, Synnex, as servicer (the “Servicer”) and as Originator, the other Originators, and GE Capital, as the Administrative Agent and as a Committed Purchaser are parties to that certain Amended and Restated Receivables Purchase and Servicing Agreement dated as of August 30, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Purchase and Servicing Agreement”);

WHEREAS, many of the defined terms used in the Receivables Transfer Agreement and the Receivables Purchase and Servicing Agreement are set forth in Annex X attached thereto (“Annex X”); and

WHEREAS, the Originator, SFC, and GE Capital have agreed to amend Annex X on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Originator, SFC, and GE Capital hereby agree as follows.

Section 1. Amendment to Annex X. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 below, Annex X is hereby amended to restate the definition of “Facility Termination Date” as follows:

“Facility Termination Date” shall mean the earliest of (a) the date so designated pursuant to Section 9.01 of the Purchase Agreement, (b) 90 days prior to the Final Purchase Date, (c) 90 days prior to the date of termination of the Maximum Purchase Limit specified in a notice from the Seller to the Purchaser delivered pursuant to and in accordance with Section 2.02(b) of the Purchase Agreement, (d) two (2) Business Days prior to the occurrence of the Committed Purchaser Expiry Date and (e) the delivery of notice by GE Capital as “Agent” under the Credit Facility to the Agent that a “Stop Event” under (and as defined in) the Credit Facility has occurred.

Section 2. Conditions of Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof (the “Effective Date”) when, and only when, the Administrative Agent shall have received each of the following:

2.1 counterparts of this Amendment duly executed by each of the parties hereto; and

2.2 such other documents, instruments and agreements as the Administrative Agent may reasonably request.

Section 3. Representations and Warranties.

3.1 Upon the effectiveness of this Amendment, the Originator and SFC each (a) hereby reaffirms in all material respects all covenants, representations and warranties made by it in the Receivables Transfer Agreement, the Receivables Purchase and Servicing Agreement and each other Related Document to the extent the same are not amended hereby and except to the extent the same expressly relates solely to an earlier date, (b) agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the Effective Date of this Amendment and (c) represents and warrants that, as of the Effective Date of this Amendment and after giving effect hereto, no Termination Event, Incipient Termination Event, Event of Servicer Termination or Incipient Servicer Termination Event has occurred and is continuing.

3.2 The Originator and SFC hereby represents and warrants that this Amendment and each of the Receivables Transfer Agreement and the Receivables Purchase and Servicing Agreement, as amended hereby, constitute legal, valid and binding obligations of such Person and are enforceable against such Person in accordance with their respective terms.

Section 4. Reference to and Effect on Related Documents.

4.1 Upon the effectiveness of this Amendment pursuant to Section 2 hereof, on and after the Effective Date, each reference to the Receivables Transfer Agreement and the Receivables Purchase and Servicing Agreement in any of the Related Documents shall mean and be a reference to the Receivables Transfer Agreement or the Receivables Purchase and Servicing Agreement, as the case may be, as amended hereby.

4.2 Except as specifically set forth above, the Receivables Transfer Agreement and the Receivables Purchase and Servicing Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

4.3 The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of SFC or GE Capital, in its capacities as Administrative Agent and a Committed Purchaser, nor constitute a waiver of any provision of any of the Related Documents, or any other documents, instruments and agreements executed and/or delivered in connection therewith.

Section 5. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

Section 6. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

Section 7. Entire Agreement. This Amendment, taken together with the Receivables Transfer Agreement, the Receivables Purchase and Servicing Agreement and all of the other Related Documents, embodies the entire agreement and understanding of the parties hereto and supersedes all prior agreements and understandings, written and oral, relating to the subject matter hereof.

Section 8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and performed in such State and any applicable laws of the United States of America.

Section 9. No Course of Dealing. GE Capital has entered into this Amendment on the express understanding with SFC and the Originator that in entering into this Amendment, it is not establishing any course of dealing with SFC or the Originator. The rights of GE Capital, in its capacities as Administrative Agent and a Committed Purchaser, to require strict performance with all the terms and conditions of the Receivables Transfer Agreement and the Receivables Purchase and Servicing Agreement as amended by this Amendment and the other Related Documents shall not in any way be impaired by the execution of this Amendment. GE Capital shall not be obligated in any manner to execute any further amendments or waivers, and if such waivers or amendments are requested in the future, assuming the terms and conditions thereof are acceptable to them, GE Capital may require the payment of fees in connection therewith.

Section 10. Waiver of Claims. In consideration for the execution by GE Capital of this Amendment, each of the Seller, SFC and the Originator hereby waives each and every claim, defense, demand, action and suit of any kind or nature whatsoever against GE Capital and each other Affected Party arising on or prior to the date hereof in connection with the Receivables Purchase and Servicing Agreement, any of the Related Documents and the transactions contemplated thereby.

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IN WITNESS WHEREOF, this Amendment No. 2 has been duly executed as of the day and year first above written.

SYNNEX CORPORATION (f/k/a SYNNEX Information Technologies, Inc.), as an Originator and the Servicer

By:	/s/ Dennis Polk

Name: Dennis Polk Title: CFO & SVP of Corporate Finance

SIT FUNDING CORPORATION

By:	/s/ Simon Y. Leung

Name: Simon Y. Leung Title: General Counsel & Corporate Secretary

GENERAL ELECTRIC CAPITAL CORPORATION, as a Committed Purchaser and as Administrative Agent

By:	/s/ Eugene Seip

Name: Eugene Seip Title: Duly Authorized Signatory

Signature Page

to

Amendment No 2